SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

October 10, 2003
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
824 Market Street, Wilmington, Delaware
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Notes to Historical Statements of Revenues and Certain Expenses
Sutter Square Galleria, Sacramento, California
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Notes to Historical Statements of Revenues and Certain Expenses
One World Trade Center, Long Beach, California
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
Notes to Historical Statements of Revenues and Certain Expenses
G REIT, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements
SIGNATURES

We filed Forms 8-K dated October 24, 2003, October 31, 2003 and December 12, 2003 with regard to the acquisitions of 824 Market Street, located in Wilmington, Delaware, Sutter Square Galleria, located in Sacramento, California and One World Trade Center, located in Long Beach, California, respectively, without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

824 Market Street, Wilmington, Delaware:
Report of Independent Certified Public Accountants	2
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003	3
Notes to Historical Statements of Revenues and Certain Expenses	4
Sutter Square Galleria, Sacramento, California:
Report of Independent Certified Public Accountants	6
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003	7
Notes to Historical Statements of Revenues and Certain Expenses	8
One World Trade Center, Long Beach, California:
Report of Independent Certified Public Accountants	10
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003	11
Notes to Historical Statements of Revenues and Certain Expenses	12
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003	17
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2002	18
And for the Nine-Month Period Ended September 30, 2003	19
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	20

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of 824 Market Street, in Wilmington, Delaware (“824 Market”) for the year ended December 31, 2002. This historical statement is the responsibility of 824 Market’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of 824 Market’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of 824 Market for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
December 5, 2003

824 MARKET STREET
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended	Nine Months Ended
	December 31,	September 30, 2003
	2002	(Unaudited)

REVENUES
Rental income	$3,368,645	$2,229,768

DIRECT OPERATING EXPENSES
Rental property expenses	1,211,552	988,791
Property taxes and assessments	338,894	354,409
Insurance	25,221	18,916
Management fees	70,025	45,716

	1,645,692	1,407,832

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,722,953	$821,936

     The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NOTE 1—Description of the Transaction

On October 10, 2003, G REIT, Inc. (the “Company,”) through its wholly-owned subsidiary, GREIT—824 Market Street, LLC, a Delaware limited liability company, purchased 824 Market Street in Wilmington, Delaware (“824 Market”) from an unaffiliated third party for a purchase price off $31,900,000 in cash. The Company paid a sales commission to Triple Net Properties Realty, Inc., an affiliate of the Company’s advisor, of $970,000, or approximately 3.0% of the purchase price.

NOTE 2—Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of 824 Market. The accompanying historical statements of 824 Market have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the 824 Market have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to 824 Market. The excluded expenses consist primarily of interest, depreciation and amortization related to 824 Market. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of 824 Market’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

824 Market is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by 824 Market’s management could materially differ from historical results.

For the year ended December 31, 2002, the following tenant generated rental income in excess of 10% of 824 Market’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

GSA (US Bankruptcy Court)	$499,680	14.9%

If this tenant were to default on its lease, future revenues of 824 Market could be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

824 Market was managed by Kennedy-Wilson Properties (“KW”), an unaffiliated third party. Management fees approximated 2.25% of rental receipts, as defined. KW’s role as the property manager was terminated upon the acquisition of 824 Market by the Company.

NOTE 4 — Future Minimum Rental Income

824 Market is leased to 33 tenants under operating leases with terms ranging from 1 to 9 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$2,119,101
2004	2,113,338
2005	1,531,778
2006	906,869
2007	731,560
Thereafter	823,198

$8,225,844

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of Sutter Square Galleria, Sacramento, California (“Sutter Square”) for the year ended December 31, 2002. This historical statement is the responsibility of Sutter Square’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Sutter Square’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Sutter Square for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
December 5, 2003

SUTTER SQUARE GALLERIA
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended	Nine Months Ended
	December 31,	September 30, 2003
	2002	(Unaudited)

REVENUES
Rental income	$1,351,895	$1,031,532

DIRECT OPERATING EXPENSES
Rental property expenses	366,201	263,445
Ground lease expense	126,944	101,461
Property taxes and assessments	67,914	52,380
Insurance	52,152	33,264
Management fees	36,086	27,000

	649,297	477,550

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$702,598	$553,982

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NOTE 1 — Description of the Transaction

On October 28, 2003, through its wholly-owned subsidiary, GREIT— Sutter Square, LP, a California limited partnership, the Company purchased Sutter Square Galleria in Sacramento, California (“Sutter Square”) from an unaffiliated third party for a purchase price of approximately $8,240,000. In connection with the purchase, the Company assumed the existing loan from GE Capital Loan Services in the amount of $4,024,126. The loan bears interest at a fixed rate of 6.89% per annum. The Company is required to make monthly principal and interest payments on a 30-year amortization schedule until the due date of November 1, 2008. The seller of the property paid a sales commission to Triple Net Properties Realty, Inc., an affiliate of the Company’s advisor, of $240,000, or approximately 2.9% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of Sutter Square. The accompanying historical statements of Sutter Square have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Sutter Square have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to Sutter Square. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of Sutter Square’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

Sutter Square is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred. Rental income for the year ended December 31, 2002 consists of the following:

Base rent	$1,076,606
Expense recoveries	159,718
Parking income	115,571

$1,351,895

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by Sutter Square’s management could materially differ from historical results.

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of Sutter Square’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

University of California-Davis Extension	$299,246	22.1%
Blockbuster	200,700	14.8
John Robert Powers	164,400	12.2

If any of these tenants were to default on its lease, future revenues of Sutter Square could be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

Sutter Square was managed by RPD Properties, II, LLC (“RPD”), a related party to the seller. Management fees approximated 2.6% of rental receipts, as defined. RPD’s role as the property manager was terminated upon the acquisition of Sutter Square by the Company.

NOTE 4 — Future Minimum Rental Income

Sutter Square is leased to 14 tenants under operating leases with terms ranging from 1 to 8 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31and thereafter:

2003	$1,053,839
2004	1,067,841
2005	833,356
2006	776,057
2007	741,431
Thereafter	1,718,167

$6,190,691

NOTE 5—Ground Lease

The Property is subject to a ground lease expiring in 2030 with one ten-year option period thereafter. Future minimum rents to be paid under this non-cancelable operating lease are computed at 12.5% of gross rent receipts beginning February 2002 (6% in January 2002), as defined in the ground lease agreement.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of One World Trade Center, Long Beach, California (“One World Trade”) for the year ended December 31, 2002. This historical statement is the responsibility of One World Trade’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of One World Trade’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of One World Trade for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
December 5, 2003

ONE WORLD TRADE CENTER
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended	Nine Months Ended
	December 31,	September 30, 2003
	2002	(Unaudited)

REVENUES
Rental income	$12,268,748	$9,358,248

DIRECT OPERATING EXPENSES
Rental property expenses	4,375,469	2,960,497
Property taxes and assessments	791,214	558,323
Insurance	147,142	133,995
Management fees	276,785	218,326

	5,590,610	3,871,141

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$6,678,138	$5,487,107

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NOTE 1 — Description of the Transaction

On December 5, 2003, through its wholly-owned subsidiary, GREIT— One World Trade Center, LP, a California limited partnership, the Company purchased One World Trade Center in Long Beach, California (“One World Trade”) from an unaffiliated third party for a purchase price of approximately $113,648,000. The Company funded the purchase price with a first mortgage loan from HSH NordBank in the amount of $77,000,000 with an interest rate of 1.90% per annum over 3 month LIBOR. The Company may make a second draw in the amount of $2,500,000 upon meeting certain earn out requirements. The Company is required to make monthly principal and interest payments through December 4, 2006. The loan is subject to two 12-month extensions providing the Company meets certain criteria. The Company also entered into an interest rate collar agreement with HSH NordBank in the amount of $77,000,000 with a LIBOR floor of 1.50% and a LIBOR ceiling of 4.05%. The seller of the property paid a sales commission to Triple Net Properties Realty, Inc., an affiliate of the Company’s advisor, of $2,400,000, or approximately 2.1% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of One World Trade. The accompanying historical statements of One World Trade have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the One World Trade have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to One World Trade. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of One World Trade’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

One World Trade is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred. Rental income for the year ended December 31, 2002 consists of the following:

Base rent	$10,079,588
Expense recoveries	681,115
Other income, primarily parking	1,508,045

$12,268,748

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by One World Trade’s management could materially differ from historical results.

For the year ended December 31, 2002, the following tenants generated rental income in excess of 10% of One World Trade’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

GSA (US Customs Trade Office and Department of Defense	$299,246	22.1%

If this tenant were to default on its lease, future revenues of One World Trade could be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

One World Trade was managed by Ensemble Real Estate Services, Inc. (“Ensemble”). Management fees approximated 2.5% of rental receipts, as defined. Ensemble will submanage the property for Realty for nine months following the acquisition date.

NOTE 4 — Future Minimum Rental Income

One World Trade is leased to tenants under operating leases with terms ranging from 1 to 15 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31and thereafter:

2003	$10,362,968
2004	11,434,526
2005	9,867,668
2006	9,472,456
2007	6,882,259
Thereafter	18,215,740

$66,235,617

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.50 per share of common stock. The Company’s Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

From its inception through December 5, 2003, the Company has sold 15,864,144 of its shares of common stock pursuant to its offering resulting in gross proceeds of approximately $158,000,000. Net proceeds after selling commissions, marketing and due diligence costs and offering expenses totaled $140,000,000. Of the total shares sold, 3,855,680 shares were sold subsequent to September 30, 2003 through December 5, 2003, generating gross proceeds of approximately $38,700,000 and net proceeds of approximately $33,600,000. Through December 5, 2003, proceeds raised from the offering have been utilized to complete 11 significant real estate acquisitions:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 168,551 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 116,216 leasable square fee;

•	Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 61,463 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,020 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,036 leasable square feet; and

•	One World Trade Center, a property located in Long Beach, California with 573,300 leasable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 11 significant acquisitions, including the purchase of 824 Market, Sutter Square and One World Trade, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of 824 Market, Sutter Square and One World Trade, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2003 is based on the unaudited consolidated balance sheet of the Company included in its September 30, 2003 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on September 30, 2003:

(i)	the sale of 3,855,680 additional shares of the Company’s common stock subsequent to September 30, 2003 through December 5, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses;

(ii)	the financings under the Company’s line of credit with LaSalle National Bank Association (“LaSalle”) to acquire 824 Market, Sutter Square and One World Trade

(iii)	the acquisition of 824 Market completed on October 10, 2003;

(iv)	the acquisition of Sutter Square completed on October 28, 2003; and

(v)	the acquisition of One World Trade completed on December 5, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale of 13,705,727 shares of the Company’s common stock subsequent to December 31, 2002 through December 5, 2003 pursuant to the offering;

(ii)	the acquisition of 5508 Highway 290 West Building completed on September 13, 2002;

(iii)	the acquisition of Two Corporate Plaza completed on November 24, 2002;

(iv)	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;

(v)	the acquisition of Atrium Building completed on January 31, 2003;

(vi)	the acquisition of DCFC completed on April, 25, 2003;

(vii)	the acquisition of Gemini Plaza completed on May 2, 2003;

(viii)	the acquisition of Bay View completed on July 31, 2003;

(ix)	the acquisition of North Pointe completed on August 11, 2003;

(x)	the financings under the Company’s line of credit with LaSalle to acquire 824 Market, Sutter Square and One World Trade

(xi)	the acquisition of 824 Market completed on October 10, 2003;

(xii)	the acquisition of Sutter Square completed on October 28, 2003; and

(xiii)	the acquisition of One World Trade completed on December 5, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the nine month period ended September 30, 2003 is based on the unaudited consolidated statement of operations of the Company for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale of 3,855,680 shares of the Company’s common stock subsequent to September 30, 2003 through December 5, 2003 pursuant to the offering;

(ii)	the acquisition of Atrium Building completed on January 31, 2003;

(iii)	the acquisition of DCFC completed on April, 25, 2003;

(iv)	the acquisition of Gemini Plaza completed on May 2, 2003;

(v)	the acquisition of Bay View completed on July 31, 2003;

(vi)	the acquisition of North Pointe completed on August 11, 2003;

(vii)	the financings under the Company’s line of credit with LaSalle to acquire 824 Market, Sutter Square and One World Trade

(viii)	the acquisition of 824 Market completed on October 10, 2003;

(ix)	the acquisition of Sutter Square completed on October 28, 2003; and

(x)	the acquisition of One World Trade completed on December 5, 2003.

The Company intends to operate 824 Market subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of 824 Market based on the rents to be paid during the first full year after acquisition are approximately $2,000,000. Approximately $900,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of 824 Market is $27,100,000 and (ii) 824 Market’s building and improvements are depreciated over 39 year lives.

The Company intends to operate Sutter Square subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Sutter Square based on the rents to be paid during the first full year after acquisition are approximately $980,000. Approximately $950,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the depreciable basis of Sutter Square is $8,240,000 and (ii) building and improvements are depreciated over 39 year lives.

The Company intends to operate One World Trade subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of One World Trade based on the rents to be paid during the first full year after acquisition are approximately $8,400,000. Approximately $8,300,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the depreciable basis of One World Trade is $96,600,000 and (ii)

building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Pro forma Consolidated Balance Sheet
September 30, 2003
(Unaudited)

		Pro Forma
		Adjustments

						Purchase of
	Company	Issuance	Draws on	Purchase of	Purchase of	One World	Company
	Historical	of Shares	Line of Credit	824 Market	Sutter Square	Trade	Pro Forma

		(A)	(B)	(C)	(C)	(C)
Assets
Real estate investments:
Operating properties	$90,985,786	$—	$—	$32,787,053	$8,684,951	$117,344,451	$249,802,241
Investments in unconsolidated real estate	15,147,663	—	—	—	—	—	15,147,663

	106,133,449	—	—	32,787,053	8,684,951	117,344,451	264,949,904
Less accumulated depreciation	(923,997)	—	—	—	—	—	(923,997)

	105,209,452	—	—	32,787,053	8,684,951	117,344,451	264,025,907
Cash and equivalents	9,340,739	33,531,872	50,839,871	(31,283,479)	(3,685,486)	(33,175,441)	25,568,076
Accounts receivable	291,975	—	—	—	—	—	291,975
Real estate deposits	1,174,871	—	5,525,129	(600,000)	(500,000)	(3,000,000)	2,600,000
Deferred financing costs	1,912,764	—	—	—	—	—	1,912,764
Other assets, net	1,425,082	—	—	141,000	36,000	455,000	2,057,082

	$119,354,883	$33,531,872	$56,365,000	$1,044,574	$4,535,465	$81,624,010	$296,455,804

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$3,048,213	$—	$—	$—	$—	$—	$3,048,213
Mortgage loans payable	10,072,474	—	—	—	4,020,306	77,000,000	91,092,780
Line of credit	1,135,000	—	56,365,000	—	—	—	57,500,000
Security deposits and prepaid rent	865,792	—	—	16,521	34,208	472,559	1,389,080
Deferred revenue intangible	—	—	—	1,028,053	480,951	4,151,451	5,660,455
Distributions payable	707,610	—	—	—	—	—	707,610

	15,829,089	—	56,365,000	1,044,574	4,535,465	81,624,010	159,398,138

Minority interest	272,836	—	—	—	—	—	272,836
Shareholders’ equity Common stock, $0.01 par value; 50,000,000 shares authorized; 12,008,464 shares issued and outstanding on a historical basis and 15,864,144 on a pro forma basis	120,085	38,557	—	—	—	—	158,642
Additional paid-in capital	105,699,220	33,493,315	—	—	—	—	139,192,535
Distributions in excess of earnings	(2,566,347)	—	—	—	—	—	(2,566,347)

	103,252,958	33,531,872	—	—	—	—	136,784,830

	$119,354,883	$33,531,872	$56,365,000	$1,044,574	$4,535,465	$81,624,010	$296,455,804

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002
(Unaudited)

					824 Market

	Company				Property	Pro Forma
	Historical	Adjustments		As Adjusted	Historical	Adjustments

					(G)
Revenues
Rental income	$732,685	$12,785,859	(D)	$13,518,544	$3,368,645	$385,898	(R)
Interest income	17,816	221,000	(D)	238,816	—	—

	750,501	13,006,859		13,757,360	3,368,645	385,898
Expenses
Rental expenses	68,410	2,935,148	(D)	3,003,558	1,211,552	—
Property taxes and assessments	93,479	1,590,342	(D)	1,683,821	338,894	657,833	(M)
Insurance	16,156	175,369	(D)	191,525	25,221	—
Management fees	26,516	585,522	(D)	612,038	70,025	98,407	(K)

	204,561	5,286,381		5,490,942	1,645,692	756,240
General and administrative	169,532	—		169,532	—	17,374	(S)
Interest	248,609	4,508,018	(D)(P)	4,756,627	—	—
Ground lease expense	—	34,435	(D)	34,435	—	—
Depreciation	102,149	1,967,286	(D)	2,069,435	—	694,872	(L)

	724,851	11,796,120		12,520,971	1,645,692	1,468,486
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	25,650	1,210,740		1,236,389	1,722,953	(1,082,588)

Equity in earnings of unconsolidated real estate	—	(121,403)	(E)	(121,403)	—	—
Minority interest expense	—	(15,961)	(Q)	(15,961)	—	—

Net income (loss)	$25,650	$1,073,376		$1,099,026	$1,722,953	$(1,082,588)

Weighted average shares outstanding (F)	405,481	13,705,727		14,111,208

Basic earnings per share	$0.06

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Sutter Square			One World Trade

	Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Pro Forma

	(H)			(I)
Revenues
Rental income	$1,351,895	$90,572	(R)	$12,268,748	$847,031	(R)	$31,831,333
Interest income	—	—		—	—		238,816

	1,351,895	90,572		12,268,748	847,031		32,070,149
Expenses
Rental expenses	366,201	—		4,375,469	—		8,956,780
Property taxes and assessments	67,914	34,860	(M)	791,214	433,632	(M)	4,008,168
Insurance	52,152	—		147,142	—		416,040
Management fees	36,086	31,509	(K)	276,785	336,652	(K)	1,461,502

	522,353	66,369		5,590,610	770,284		14,842,490
General and administrative	—	5,146	(S)	—	94,152	(S)	286,204
Interest	—	276,798	(N)	—	2,363,900	(N)	7,397,325
Ground lease expense	126,944	—		—	—		161,379
Depreciation	—	211,282	(L)	—	2,476,944	(L)	5,452,533

	649,297	559,595	—	5,590,610	5,705,280		28,139,931
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	702,598	(469,023)		6,678,138	(4,858,249)		3,930,219

Equity in earnings of unconsolidated real estate	—	—		—	—		(121,403)
Minority interest expense	—	—		—	—		(15,961)

Net income (loss)	$702,598	$(469,023)		$6,678,138	$(4,858,249)		$3,792,855

Weighted average shares outstanding (F)							14,111,208

Basic earnings per share							$0.27

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Nine Month Period Ended September 30, 2003
(Unaudited)

					824 Market

	Company				Property	Pro Forma
	Historical	Adjustments		As Adjusted	Historical	Adjustments

					(G)
Revenues
Rental income	$6,885,371	$4,070,931	(J)	$10,956,302	$2,228,896	$289,423	(R)
Interest income	76,605	4,000	(J)	80,605	872	—

	6,961,976	4,074,931		11,036,907	2,229,768	289,423
Expenses
Rental expenses	1,538,507	715,323	(J)	2,253,830	988,791	—
Property taxes and assessments	726,630	421,062	(J)	1,147,692	354,409	393,136	(M)
Insurance	86,995	56,591	(J)	143,586	18,916	—
Management fees	423,894	203,747	(J)	627,641	45,716	65,773	(K)

	2,776,026	1,396,723		4,172,749	1,407,832	458,909
General and administrative	928,428	—		928,428	—	13,031	(S)
Interest	1,707,631	2,182,910	(J)(P)	3,890,541	—	—
Ground lease expense	—	—		—	—	—
Depreciation	828,217	682,924	(J)	1,511,141	—	521,154	(L)

	6,240,302	4,262,557		10,502,859	1,407,832	993,094
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	721,674	(187,626)		534,048	821,936	(703,671)
Equity in earnings of unconsolidated real estate	381,076	—		381,076	—	—
Minority interest expense	(3,699)	(12,535)	(Q)	(16,234)	—	—

Net income (loss)	$1,099,051	$(200,161)		$898,890	$821,936	$(703,671)

Weighted average shares outstanding (O)	6,067,049	3,855,680		9,922,729

Basic earnings per share	$0.18

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Sutter Square			One World Trade

	Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Pro Forma

	(H)			(I)
Revenues
Rental income	$1,031,532	$67,929	(R)	$9,337,034	$635,273	(R)	$24,546,389
Interest income	—	—		21,214	—		102,691

	1,031,532	67,929		9,358,248	635,273		24,649,080
Expenses
Rental expenses	263,445	—		2,754,437	—		6,260,503
Property taxes and assessments	52,380	24,701	(M)	558,323	360,312	(M)	2,890,952
Insurance	33,264	—		133,995	—		329,761
Management fees	27,000	24,577	(K)	424,386	43,526	(K)	1,258,619

	376,089	49,278		3,871,141	403,838		10,739,836
General and administrative	—	3,859	(S)	—	70,614	(S)	1,015,932
Interest	—	207,599	(N)	—	1,772,925	(N)	5,871,065
Ground lease expense	101,461	—		—	—	—	101,461
Depreciation	—	154,246	(L)	—	1,857,708	(L)	4,044,249

	477,550	414,982		3,871,141	4,105,085		21,772,543
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	553,982	(347,053)		5,487,107	(3,469,812)		2,876,537
Equity in earnings of unconsolidated real estate	—	—		—	—		381,076
Minority interest expense	—	—		—	—		(16,234)

Net income (loss)	$553,982	$(347,053)		$5,487,107	$(3,469,812)		$3,241,379

Weighted average shares outstanding (O)							9,922,729

Basic earnings per share							$0.33

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 3,855,680 shares of the Company’s common stock subsequent to September 30, 2003 through December 5, 2003 pursuant to the offering, as follows:

Gross offering proceeds	$38,667,647
Less:
Selling commissions, investor marketing and due diligence costs	4,127,196
Offering expenses	1,008,579

Net proceeds	33,531,872
Common stock, par value $.01 per share	38,557

Additional paid-in-capital	$33,493,315

(B) Represents financings under the Company’s line of credit with LaSalle in connection with the purchases of 824 Market, Sutter Square and One World Trade. Approximately $5.5 million of funds were utilized toward the real estate deposits on these and other properties

(C) Purchase of 824 Market, Sutter Square and One World Trade. Reflects the allocation of the purchase price to tangible property (land, building and improvements) and intangibles as described below. Cash to effect the purchase was net of real estate deposits paid prior to closing, specific mortgage borrowings plus the effect of security deposits liabilities assumed upon closing. The purchase price was allocated as follows:

	824 Market	Sutter Square	One World Trade

Tangible property	$32,787,053	$8,684,951	$117,344,451
Deferred asset intangible	141,000	36,000	455,000
Deferred revenue intangible	(1,028,053)	(480,951)	(4,151,451)

Total purchase price	31,900,000	8,240,000	113,648,000
Less real estate deposits	(600,000)	(500,000)	(3,000,000)
Mortgages payable	—	(4,020,306)	(77,000,000)
Security deposits assumed	(16,521)	(34,208)	(472,559)

Cash paid at purchase	$31,283,479	$3,685,486	$33,175,441

Deferred asset represents the lease origination cost savings associated with in-place tenants which have been capitalized and are included in other assets in the accompanying pro forma consolidated balance sheet at September 30, 2003. Deferred revenue represents the intangible associated with in-place tenant lease contracts marked to market at time of acquisition.

Pro Forma Statements of Operations

(D) Includes, as previously reported, (i) pro forma revenues and certain expenses of the following properties for the period January 1, 2002 to date of acquisition: 5508 Highway 290 West Office Building (date of acquisition-September 13, 2002) and Two Corporate Plaza (date of acquisition-November 24, 2002); and (ii) pro forma revenues and certain expenses of the following properties for the period January 1, 2002 to December 31, 2002: Atrium Building (date of acquisition-January 31, 2003), DCFC (date of acquisition-April 25, 2003), Gemini Plaza (date of acquisition-May 2, 2003), Bay View (date of acquisition-July 31, 2003) and North Pointe (date of acquisition-August 11, 2003). Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives.

(E) Company’s share of pro forma earnings for the year ended December 31, 2002 related to its 30% undivided tenant in common interest in Congress Center, as previously reported in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 25, 2003.

(F) Issuance of 13,705,727 shares of the Company’s common stock sold subsequent to December 31, 2002 through December 5, 2003, reflected as of the beginning of the period presented.

(G) Actual revenues and certain expenses of 824 Market for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(H) Actual revenues and certain expenses of Sutter Square for the year ended December 31, 2002 and the nine months ended

September 30, 2003.

(I) Actual revenues and certain expenses of One World Trade for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(J) Includes pro forma revenues and certain expenses of the following properties for the period January 1, 2003 to date of each acquisition: Atrium Building (date of acquisition-January 31, 2003), DCFC (date of acquisition-April 25, 2003), Gemini Plaza (date of acquisition-May 2, 2003), Bay View (date of acquisition-July 31, 2003) and North Pointe (date of acquisition-August 11, 2003). Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives.

(K) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of 824 Market, Sutter Square and One World Trade’s gross property revenue.

(L) Depreciation expense for 824 Market, Sutter Square and One World Trade is calculated using the straight line method applied to the respective estimated depreciable cost basis of each property over estimated useful lives of 39 years.

(M) Adjustments were made to 824 Market, Sutter Square and One World Trade for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 3.04%, 1.18% and 1.04%, respectively.

(N) Reflects interest expense on mortgage loans at Sutter Square and One World Trade for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(O) Issuance of 3,855,680 shares of the Company’s common stock sold subsequent to September 30, 2003 through December 5, 2003, reflected as of the beginning of the period presented.

(P) Reflects the interest expense on incremental borrowings on the line of credit to acquire 824 Market, Sutter Square and One World Trade for the year ended December 31, 2002 and the nine months ended September 30, 2003

(Q) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(R) Reflects amortization of deferred revenue intangible capitalized upon the acquisition of the in-place leases of 824 Market, Sutter Square and One World Trade utilizing the straight-line method over the term of such leases for the periods presented.

(S) Reflects amortization of the deferred intangible asset representing lease origination cost savings capitalized upon the acquisition of the in-place leases at 824 Market, Sutter Square and One World Trade utilizing the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: December 23, 2003	By:	/s/ Anthony W. Thompson

Anthony W. Thompson
President and Chief Executive